EXHIBIT 10.24

                     SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

	THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT, is made and entered into as of the 8th day of January 2003, by and between MIKOHN GAMING CORPORATION ("MIKOHN") and OLAF VANCURA ("Employee").

	                      W I T N E S S E T H:

	WHEREAS, MIKOHN and Employee deem it to be in their respective best interests to amend that certain Employment Agreement entered into as of August 31, 1998, as amended, between MIKOHN and Employee (the "Agreement").

	NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, it is hereby agreed as follows:

	1.	The following provision shall be added to the Agreement as Section
        6.11:

	Any other provision in this Agreement to the contrary notwithstanding, in the event Employee is terminated without cause, all stock options granted to Employee shall remain in full force and effect.

	2.	The following provision shall be added to the Agreement as
        Section 11.6:

	Any other provision in this Agreement to the contrary notwithstanding, in the event Employee is terminated without cause after any change in ownership of MIKOHN, the provisions in this
        Section 11 shall not apply and shall have no force or effect. For purposes of this Agreement, "change in ownership" means: (1) a merger or consolidation where MIKOHN is not the surviving corporation, (2) a transfer of all or substantially all of the assets of MIKOHN, or (3) a voluntary or involuntary dissolution of MIKOHN.

	IN WITNESS WHEREOF, the parties hereto have read, understood, and voluntarily executed this Second Amendment to Employment Agreement as of the day and year first above written.

EMPLOYEE						MIKOHN GAMING CORPORATION


______________________________			        By:__________________________
OLAF VANCURA
							Title:_______________________

Date:________________________			        Date:________________________